(10)(a) Independent Auditors' Consent

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 15 to Registration Statement No. 033-24228 of Allstate Life of New York Variable Annuity Account of Allstate Life Insurance Company of New York on Form N-4 of our report dated February 25, 2000 relating to the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York, and our report dated March 27, 2000 relating to the financial statements of Allstate Life of New York Seperate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Life of New York Variable Annuity Account of Allstate Life Insurance Company of New York), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.



Chicago, Illinois
April 21, 2000

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(10)(b) Consent of Freedman, Levy, Kroll & Simonds

FREEDMAN, LEVY, KROLL & SIMONDS



                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Pre-Effective Amendment No. 15 to the Form N-4 Registration Statement of Allstate Life of New York Variable Annuity Account (File No. 033-24228).


                                            /s/  Freedman, Levy, Kroll & Simonds
                                            FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
April 21, 2000